SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 21, 1996
                                                        -------------------


                            MISSISSIPPI POWER COMPANY
             (Exact name of registrant as specified in its charter)


       Mississippi                   0-6849               64-0205820
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(State or other jurisdiction      (Commission           (IRS Employer)
     of incorporation)            File Number)         (Identification No.)


2992 West Beach, Gulfport, Mississippi                              39501
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (601) 864-1211
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                                       N/A
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     (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.


        (c)  Exhibits.

             23  -   Consent of Arthur Andersen LLP.

             27  -   Financial Data Schedule.

             99  -   Audited Financial Statements of Mississippi Power Company
                     as of December 31, 1995.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               MISSISSIPPI POWER COMPANY


                               /s/ Wayne Boston
                               By  Wayne Boston
                                 Assistant Secretary


Date:    March 1, 1996